John Hancock Funds II
Supplement dated February 3, 2011
to the Statement of Additional Information dated December 31, 2010
Alternative Asset Allocation Fund
The Statement of Additional Information for Alternative Asset Allocation Fund, Class I shares is revised to include the Ticker symbol JAAIX.